UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

HELIOS TOTAL RETURN FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS TOTAL RETURN FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Strategic Mortgage Income Fund, Inc.

Helios Total Return Fund, Inc.

Brookfield

Annual Report November 30, 2010

Version 8

IN PROFILE

Brookfield Investment Management Inc. is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $23 billion of assets under management* as of September 30, 2010. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of September 30, 2010.

*	Includes assets managed through AMP Capital Brookfield Pty Limited.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, the “Fund” and collectively, the “Funds”) for the fiscal year ended November 30, 2010.

While the broad investment landscape faced significant challenges over the past 12 months, the capital markets proved to be resilient and posted strong gains for the year. The burgeoning global economic recovery was threatened by sovereign debt issues in Europe and a lack of improvement in U.S. employment levels. However, continued action by the Federal Reserve as well as early signs of returning economic growth led to increased investor confidence. As a result, the market’s appetite for risk improved significantly as the year progressed.

Among the beneficiaries of this return to confidence were structured product investments and the corporate high yield market, both of which were among the strongest performing asset classes overall. This performance was aided by improvements in consumer and corporate lending as well as government programs to stimulate demand for mortgage-backed securities. These factors led to a significant recovery in the valuation levels of structured products and corporate high yield instruments, which the market had heavily discounted during the economic downturn.

As we look forward to 2011, we acknowledge that challenges remain to the fundamental drivers of these asset classes. In particular, the U.S. housing market continues to face pressure from high levels of distressed inventory and limited, albeit improving, credit availability. However, investors have incorporated such risks into conservative future growth expectations, which should allow the market to absorb further negative headlines. We anticipate another strong year for non-agency MBS, ABS, and CMBS given limited supply and valuations that remain attractive. We also expect the corporate high yield market to perform well given attractive relative yield and a supportive credit environment.

Importantly, we believe the Funds are properly positioned to capture attractive opportunities in the current market, particularly those well-structured securities offering appealing return prospects as well as protective characteristics. Our current objectives are to retain exposure to those securities which are out-of-favor and below fundamental value as well as to add to our allocations in opportunistic investments. Over the long-term, we believe that this strategy should generate a high level of current income for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s audited financial statements and portfolio of investments as of November 30, 2010.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2010 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

Helios Strategic Mortgage Income Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS, and Commercial MBS (“CMBS”). No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2010, Helios Strategic Mortgage Income Fund, Inc. (NYSE: HSM) had a total return based on net asset value of 25.14% and a total return based on market price of 15.81%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.30 on November 30, 2010, the Fund’s shares have a dividend yield of 10.67%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

FIXED INCOME MARKET ENVIRONMENT

The past 12 months have seen incredible change across the investment landscape, with structured products experiencing outstanding returns. Non-Agency MBS and CMBS led the way. Even with recovery over the period, CMBS and RMBS continued to be characterized as the sectors with the highest loss-adjusted yields when evaluated against comparably rated securities by the close of the 12 months. Importantly, in our view, the sectors remain attractive.

Significant events over the 12 months included the extension of a second version of HAMP (the Home Affordable Modification Program) which aimed at focusing lenders and servicers on arranging mortgage modifications to aid struggling homeowners. Other challenges related to mortgages include the ongoing effects of procedural defects in mortgage loan servicer’s processes for foreclosure. In addition, prolonged sovereign debt issues in Europe, the second round of quantitative easing from the U.S. Federal Reserve (the “Fed”) and lack of improvement in employment levels, also weighed on the economic environment.

Despite this, the volatility of non-Agency MBS, ABS and CMBS declined over the course of the year. In the very near-term, we anticipate several factors will weigh on housing prices including seasonality and levels of distressed inventory. It is worth noting that residential mortgage origination levels remain low, largely driven by limited access

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

to credit for consumers. To that end, increased regulation, Basel II capital requirements and overall economic uncertainty will continue to affect the willingness of banks to lend. Continued recovery across the broader U.S. economy is key and we continue to believe the Fed is likely to remain accommodative in order to achieve reasonable economic growth.

As we progress through near-term bumps in the road, we note that the global economy overall has faced significant challenges and moved on. We look forward to another strong year in 2011 for non-agency MBS, ABS and CMBS. Tight supply and conservative expectations already priced-in should make the sectors relatively resilient in the face of negative data surrounding housing, employment and wage growth.

PORTFOLIO STRATEGY

In the past year, non-Agency MBS and CMBS have undergone a significant recovery after being extremely undervalued 12 to 18 months ago. The steps to the recovery for MBS and CMBS have been accelerated, through the additional demand brought to these sectors by the Public-Private Investment Program, and the return of leverage, available through repo financing. Both had a considerable impact on prices in the senior portion of the capital structure. Slow improvement in lending and improved expectations in commercial real estate has also helped lift valuations from an overly punitive level present more than a year ago. Amid this environment, our strategy focused on capturing the recovery available in the MBS and CMBS, including more opportunistic, credit sensitive securities.

All sectors contributed positively to returns over the fiscal year, as the Fund benefitted from the marked improvement in the markets for credit risk. Looking at each sector in more detail; CMBS, the Fund’s largest allocation, contributed the most to performance, accounting for close to two-thirds of the Fund’s performance. ABS and non-Agency MBS, together representing the Fund’s second largest allocation, also performed well, accounting for nearly one-third of the Fund’s performance. Agency MBS contributed the least, but our holdings in this sector assisted the Fund in gaining leverage.

At the security level, securities at the top of the CMBS and non-agency RMBS structures provided the highest returns for the Fund.

Securities that stopped paying interest or that took principal write-downs, generally at the lowest portion of the CMBS or RMBS structures, contributed negatively. Being able to access financing on our CMBS and Agency MBS exposures also added to performance. In addition, duration exposure, or the exposure to changes in interest rates, had a positive impact on performance as interest rates fell.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Mortgage Income Fund, Inc. currently holds these securities.

2010 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	10.67%

Weighted average coupon	6.41%

Weighted average life	5.83 years

Percentage of leveraged assets	31.44%

Total number of holdings	163

CREDIT QUALITY

AAA[2]	51%

AA	11%

A	9%

BBB	13%

BB	3%

B	5%

Below B	8%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	18%

Asset-Backed Securities	17%

Commercial Mortgage-Backed Securities	51%

Non-Agency Residential Mortgage-Backed Securities	14%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2010 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 23.4%
U.S. Government Agency Collateralized Mortgage Obligations – 2.0%
Federal Home Loan Mortgage Corporation Series 3617, Class C [8] (Cost – $1,280,327)	4.50%	12/15/39	$1,284	$1,302,248

U.S. Government Agency Pass-Through Certificates – 21.4%
Federal Home Loan Mortgage Corporation
Pool C69047 [8]	7.00	06/01/32	504	578,394
Pool H01847 [8]	7.00	09/01/37	1,380	1,555,325
Pool G01466 [8]	9.50	12/01/22	436	496,834
Pool 555559 [8]	10.00	03/01/21	293	330,801
Federal National Mortgage Association
Pool 753914 [8]	5.50	12/01/33	3,481	3,767,617
Pool 761836 [8]	6.00	06/01/33	1,992	2,197,033
Pool 948362 [8]	6.50	08/01/37	2,057	2,277,962
Pool 650131 [8]	7.00	07/01/32	818	934,673
Pool 887431 [8]	7.50	08/01/36	304	343,930
Pool 398800	8.00	06/01/12	69	71,377
Pool 636449 [8]	8.50	04/01/32	869	1,028,482
Pool 458132 [8]	9.35	03/15/31	644	755,316

Total U.S. Government Agency Pass-Through Certificates (Cost – $13,143,886)				14,337,744
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $14,424,213)				15,639,992
ASSET-BACKED SECURITIES – 22.9%
Housing Related Asset-Backed Securities – 22.9%
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	387	1,271
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,12]	0.42	03/25/36	382	301,721
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2 [2,4,12]	0.37	10/25/36	607	501,037
Citicorp Residential Mortgage Securities, Inc. Series 2007-1, Class A5 [3,12]	6.05/6.55	03/25/37	1,289	1,082,760
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	09/01/33	151	161,084
Countrywide Asset-Backed Certificates Series 2006-26, Class 2A1 [2,4,12]	0.33	06/25/37	4	3,889
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2 [3,12]	5.30/5.80	12/25/35	193	189,711
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3 [2,4,12]	0.41	11/25/36	1,105	426,775
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	1,162	1,249,148
Green Tree Financial Corp.
Series 1997-7, Class A7	6.96	07/15/29	731	791,892
Series 1996-2, Class A4	7.20	04/15/26	12	12,196

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
GSAMP Trust Series 2007-NC1, Class A2A [2,4,12]	0.30%	12/25/46	$146	$139,774
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 [2,4,12]	0.38	04/25/37	904	747,426
IXIS Real Estate Capital Trust Series 2006-HE3, Class A2 [2,4,6]	0.35	01/25/37	733	388,552
JP Morgan Mortgage Acquisition Corp.
Series 2006-HE2, Class A3 [2,4,12]	0.35	07/25/36	353	340,944
Series 2006-CW2, Class AF5 [3,12]	6.34/6.84	08/25/36	109	59,409
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A4	5.27	09/15/18	113	114,348
Series 2001-B, Class A5	5.87	05/15/22	214	219,428
Series 2001-B, Class A6	6.47	08/15/28	185	191,260
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2 [2,4,12]	0.53	08/25/45	207	204,267
Mid-State Trust
Series 2010-1, Class M [1,5]	5.25	12/15/45	894	896,771
Series 2005-1, Class A	5.75	01/15/40	153	147,832
Series 2004-1, Class A	6.01	08/15/37	407	415,698
Series 2004-1, Class M2	8.11	08/15/37	953	964,163
Series 4, Class A	8.33	04/01/30	1,198	1,251,491
Morgan Stanley ABS Capital, Inc.
Series 2006-WMC2, Class A2C [2,4,12]	0.40	07/25/36	1,853	711,120
Series 2006-HE1, Class A3 [2,4,12]	0.43	01/25/36	549	497,472
Newcastle Investment Trust
Series 2010-MH1, Class A [1,5]	4.50	07/10/35	1,200	1,238,696
Option One Mortgage Loan Trust
Series 2005-4, Class A3 [2,4,8,12]	0.51	11/25/35	882	831,832
Residential Asset Securities Corp.
Series 2005-KS12, Class A2 [2,4,12]	0.50	01/25/36	644	615,969
Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [2,4,12]	0.41	10/25/36	935	571,907
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,12]	0.30	10/25/36	81	80,952

Total Housing Related Asset-Backed Securities (Cost – $16,913,148)				15,350,795
Total ASSET-BACKED SECURITIES (Cost – $16,913,148)				15,350,795
COMMERCIAL MORTGAGE-BACKED SECURITIES – 69.2%
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.20	09/10/47	1,090	1,070,911
Series 2006-6, Class A4 [8]	5.36	10/10/45	790	829,130
Series 2007-2, Class L [1,5]	5.37	04/10/49	1,127	13,524
Series 2006-1, Class J [1,2,5]	5.57	09/10/45	1,000	10,000
Series 2007-2, Class A4 [2,8]	5.69	04/10/49	1,170	1,215,954
Series 2007-2, Class K [1,2,5]	5.70	04/10/49	3,000	57,000
Series 2007-5, Class E [1,2,5]	6.00	02/10/51	4,000	1,415,676

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,2,5]	5.46%	03/11/39	$1,100	$210,441
Series 2007-PW16, Class B [1,2,5]	5.72	06/11/40	1,030	442,900
Series 2007-PW16, Class C [1,2,5]	5.72	06/11/40	1,290	499,875
Series 2007-PW16, Class D [1,2,5]	5.72	06/11/40	910	313,950
Series 2007-PW17, Class AM [8]	5.92	06/11/50	1,400	1,376,186
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM [2,8]	5.70	12/10/49	1,700	1,668,312
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	1,580	1,625,327
Series 2006-CD2, Class J [1,2,5]	5.46	01/15/46	1,000	20,000
Commercial Mortgage Loan Trust
Series 2008-LS1, Class AJ [2]	6.01	12/10/49	120	81,524
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5]	5.15	09/15/39	513	6,413
Series 2006-C4, Class M [1,5]	5.15	09/15/39	565	4,238
Series 2006-C5, Class AM	5.34	12/15/39	1,860	1,785,600
Series 2006-C5, Class E	5.54	12/15/39	4,510	1,192,841
Series 2007-C2, Class A3 [8]	5.54	01/15/49	1,570	1,613,634
Series 2006-C1, Class K [1,2,5,6]	5.54	02/15/39	2,358	129,690
Series 2006-C3, Class AJ [2]	5.83	06/15/38	460	414,433
Series 2006-C4, Class K [1,2,5]	6.09	09/15/39	2,970	44,550
CW Capital Cobalt Ltd.
Series 2007-C3, Class AM [2]	5.82	05/15/46	200	183,590
Extended Stay America Trust
Series 2010-ESHA, Class D [1,5]	5.50	11/05/27	820	812,613
FREMF Mortgage Trust
Series 2010-K9, Class B [1,5]	5.16	09/25/45	1,320	1,139,688
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G [1,5,6]	6.04	08/11/36	3,000	3,120,000
Series 2002-2A, Class H [1,5,6]	6.31	08/11/36	2,000	2,040,000
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	1,655	1,725,669
Series 2006-GG7, Class AM [2,8]	5.88	07/10/38	1,580	1,615,068
Series 2006-GG7, Class AJ [2]	5.88	07/10/38	165	143,550
Series 2007-GG11, Class AJ [2]	6.00	12/10/49	270	207,880
Series 2007-GG11, Class E [2]	6.10	12/10/49	5,560	2,254,975
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G 1,2,5	5.47	10/15/37	1,600	1,020,832
Series 2006-CB14, Class H [1,2,5]	5.53	12/12/44	1,211	4,844
Series 2007-CB18, Class G [1,2,5,6]	5.72	06/12/47	600	19,500
Series 2007-LD11, Class K [1,2,5]	5.82	06/15/49	1,879	20,669
Series 2007-CB20, Class AM [2]	5.90	02/12/51	1,180	1,153,981
Series 2009-IWST, Class D [1,2,5]	7.45	12/05/27	2,000	2,080,626
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM	5.38	11/15/38	760	748,515
Series 2007-C1, Class A4 [8]	5.42	02/15/40	1,510	1,594,471
Series 2007-C7, Class A3 [8]	5.87	09/15/45	1,130	1,198,915

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I, Inc.
Series 2004-HQ4, Class G [1,2,5]	5.35%	04/14/40	$1,000	$462,242
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	950	985,206
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	1,580	1,633,246
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	1,740	1,804,310
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,2,5]	5.94	11/13/36	729	641,080
Series 2003-TOP9, Class G [1,2,5]	6.21	11/13/36	1,165	966,950
Vornado DP LLC Series 2010-VNO, Class D [1,5]	6.36	09/13/28	240	244,571
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [1,5]	5.13	04/15/47	1,788	17,880
Series 2005-C20, Class F [1,2,5]	5.24	07/15/42	4,000	930,000
Series 2005-C16, Class H [1,2,5]	5.50	10/15/41	2,000	862,382
Series 2004-C14, Class G [1,2,5]	5.51	08/15/41	800	602,000
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $61,294,559)				46,277,362
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 19.4%
Subordinated Collateralized Mortgage Obligations – 19.4%
American Home Mortgage Investment Trust Series 2005-2, Class 5A3 [3,8]	5.08/5.58	09/25/35	267	270,203
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50	04/25/34	929	5,627
Series 2004-3, Class 30B5 [6]	5.50	04/25/34	73	0
Series 2006-5, Class CB17	6.00	06/25/46	126	95,945
Banc of America Funding Corp. Series 2005-2, Class B4 [2]	5.67	04/25/35	408	4
Banc of America Mortgage Securities, Inc.
Series 2004-A, Class B4 [2]	3.53	02/25/34	904	23,777
Series 2003-10, Class 1B4	5.50	01/25/34	426	240,548
Series 2007-4, Class B3 [2]	6.18	12/28/37	241	24
Citicorp Mortgage Securities, Inc. Series 2007-8, Class 1A3	6.00	09/25/37	269	259,335
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2, Class 1CB2 [6]	6.75	08/25/34	190	196,404
Countrywide Alternative Loan Trust
Series 2005-28CB, Class 3A5	6.00	08/25/35	328	269,314
Series 2006-25CB, Class A2	6.00	10/25/36	735	583,857
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-J13, Class B3	5.23	01/25/34	324	113,555
Series 2003-J13, Class B5	5.23	01/25/34	195	11,707
Series 2005-27, Class 2A1	5.50	12/25/35	42	37,904
Series 2007-5, Class A29	5.50	05/25/37	711	624,765
Series 2006-1, Class A2 [6]	6.00	03/25/36	74	64,272
Series 2008-2R, Class A1	6.00	12/25/36	159	147,861
Series 2007-17, Class B1 [2]	6.09	10/25/37	71	7

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4 [1,2,5]	5.46%	07/25/35	$386	$11,587
GSR Mortgage Loan Trust Series 2005-6F, Class 1A6 [8]	5.25	07/25/35	505	479,905
Harborview Mortgage Loan Trust Series 2005-9, Class B11 [1,2,4,5]	2.00	06/20/35	442	28,608
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	3.31	10/25/33	522	88,845
Series 2006-S4, Class A6	6.00	01/25/37	16	16,207
Series 2006-S3, Class 1A10	6.50	08/25/36	529	468,165
RAAC Series
Series 2005-SP1, Class M3 [2]	5.50	09/25/34	275	87,020
Residential Accredit Loans, Inc.
Series 2005-QS17, Class A10 [12]	6.00	12/25/35	326	241,029
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25	02/25/34	356	67,811
Series 2003-S7, Class A7	5.50	05/25/33	395	414,444
Series 2003-S7, Class B2	5.50	05/25/33	207	66,350
Series 2003-S7, Class B3 [9]	5.50	05/25/33	322	45,031
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7 [1,2,5]	3.35	09/10/37	1,836	110,161
Series 2004-C, Class B7 [1,2,5]	3.75	09/10/36	776	276,170
Series 2004-B, Class B8 [1,2,5]	5.00	02/10/36	582	172,597
Series 2003-CB1, Class B8 [1,2,5]	7.00	06/10/35	502	271,544
Series 2004-B, Class B9 [1,2,5]	8.50	02/10/36	892	283,835
Series 2004-A, Class B10 [1,2,5]	11.75	02/10/36	355	124,583
Structured Asset Securities Corp.
Series 2003-10, Class A	6.00	04/25/33	144	151,211
WaMu Mortgage Pass-Through Certificates
Series 2002-AR12, Class B4 [2]	2.49	10/25/32	64	4,971
Series 2002-AR12, Class B5 [2]	2.49	10/25/32	48	2,507
Series 2002-AR12, Class B6 [2]	2.49	10/25/32	80	1,815
Series 2007-HY3, Class 1A1 [2]	5.41	03/25/37	135	98,366
Series 2007-HY1, Class 1A1 [2]	5.49	02/25/37	475	353,212
Washington Mutual Alternative Mortgage Pass-Through Certificates
Series 2006-5, Class 3A3 [3]	6.22/6.72	07/25/36	339	189,829
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-N, Class 1A1 [2,8]	4.56	12/25/33	428	444,485
Series 2004-K, Class 2A1 [2]	4.70	07/25/34	268	276,421
Series 2006-AR1, Class 2A2 [2]	5.44	03/25/36	675	675,166
Series 2007-4, Class A21	5.50	04/25/37	793	724,432
Series 2007-5, Class 1A1	5.50	05/25/37	150	149,586
Series 2007-9, Class 1A3	5.50	07/25/37	139	135,823
Series 2006-2, Class 3A1	5.75	03/25/36	264	261,837
Series 2006-AR4, Class 1A1 [2]	5.79	04/25/36	102	93,122
Series 2006-11, Class A8	6.00	09/25/36	492	462,522
Series 2007-6, Class A6	6.00	05/25/37	191	173,470
Series 2007-7, Class A6	6.00	06/25/37	142	137,030

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-8, Class 2A2	6.00%	07/25/37	$427	$411,970
Series 2007-8, Class 2A9	6.00	07/25/37	198	191,988
Series 2005-AR5, Class 1A1 [2]	5.09	04/25/35	795	783,104
Series 2005-AR16, Class 7A1 [2]	5.21	10/25/35	458	447,493
Series 2002-10, Class B5	6.00	06/25/32	183	165,004
Series 2006-10, Class A19 [6]	6.00	08/25/36	170	167,651
Series 2006-8, Class A15	6.00	07/25/36	300	278,043

Total Subordinated Collateralized Mortgage Obligations (Cost – $20,600,693)				12,980,059
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $20,600,693)				12,980,059
SHORT TERM INVESTMENTS – 0.1%
United States Treasury Bill [7,13] (Cost – $99,977)	0.20	01/13/11	100	99,983
Total Investments – 135.0% (Cost – $113,332,590)				90,348,191
Liabilities in Excess of Other Assets – (35.0)%				(23,445,357)

NET ASSETS – 100.0%				$66,902,834

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended November 30, 2010, Helios Total Return Fund, Inc. (NYSE: HTR) had a total return based on net asset value of 24.41% and a total return based on market price of 26.63%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.01 on November 30, 2010, the Fund’s shares have a dividend yield of 9.48%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

FIXED INCOME MARKET ENVIRONMENT

The past 12 months have seen incredible change across the investment landscape, with structured products experiencing outstanding returns. Non-Agency MBS and CMBS led the way. Even with recovery over the period, CMBS and RMBS continued to be characterized as the sectors with the highest loss-adjusted yields when evaluated against comparably rated securities by the close of the 12 months. Importantly, in our view, the sectors remain attractive.

Significant events over the 12 months included the extension of a second version of HAMP (the Home Affordable Modification Program) which aimed at focusing lenders and servicers on arranging mortgage modifications to aid struggling homeowners. Other challenges related to mortgages include the ongoing effects of procedural defects in mortgage loan servicer’s processes for foreclosure. In addition, prolonged sovereign debt issues in Europe, the second round of quantitative easing from the U.S. Federal Reserve (the “Fed”) and lack of improvement in employment levels, also weighed on the economic environment.

Despite this, the volatility of non-agency MBS, ABS and CMBS declined over the course of the year. In the very near-term, we anticipate several factors will weigh on housing prices including seasonality and levels of distressed inventory. It is worth noting that residential mortgage origination levels remain low, largely driven by limited access to credit for consumers. To that end, increased regulation, Basel II capital requirements and overall economic uncertainty will continue to affect the willingness of banks to lend. Continued recovery across the broader U.S. economy is key and we continue to believe the Fed is likely to remain accommodative in order to achieve reasonable economic growth.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

As we progress through near-term bumps in the road, we note that the global economy overall has faced significant challenges and moved on. We look forward to another strong year in 2011 for non-agency MBS, ABS and CMBS. Tight supply and conservative expectations already priced-in should make the sectors relatively resilient in the face of negative data surrounding housing, employment and wage growth.

PORTFOLIO STRATEGY

In the past year, non-Agency MBS, CMBS and corporate high yield have undergone a significant recovery after being extremely undervalued 12 to 18 months ago. The steps to the recovery for MBS and CMBS have been accelerated, through the additional demand brought to these sectors by the Public-Private Investment Program, and the return of leverage, available through repo financing. Both had a considerable impact on prices in the senior portion of the capital structure. Slow improvement in lending and improved expectations in commercial real estate has also helped lift valuations from an overly punitive level present more than a year ago. Amid this environment, our strategy focused on capturing the recovery available in the MBS, CMBS and corporate high yield securities, including more opportunistic, credit sensitive securities.

All sectors contributed positively to returns over the fiscal year, as the Fund benefitted from the marked improvement in the markets for credit risk. Looking at each sector in more detail; CMBS, the Fund’s largest allocation, contributed the most to performance, accounting for close to two-thirds of the Fund’s performance. ABS and non-Agency MBS, together representing the Fund’s second largest allocation, also performed well, accounting for nearly one-third of the Fund’s performance. Agency MBS and corporate high yield debt securities contributed the least, however our holdings in these sectors assisted the Fund in gaining leverage.

At the security level, securities at the top of the CMBS and non-Agency RMBS structures provided the highest returns for the Fund.

Securities that stopped paying interest or that took principal write-downs, generally at the lowest portion of the CMBS or RMBS structures, contributed negatively. Being able to access financing on our CMBS, Agency MBS and corporate high yield exposures also added to performance. In addition, duration exposure, or the exposure to changes in interest rates, had a positive impact on performance as interest rates fell.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Total Return Fund, Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on November 30, 2010 and subject to change based on subsequent developments.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.48%

Weighted average coupon	3.46%

Weighted average life	3.24 years

Percentage of leveraged assets	30.80%

Total number of holdings	303

CREDIT QUALITY

AAA[2]	49%

AA	10%

A	3%

BBB	12%

BB	9%

B	8%

Below B	9%
Total	100%

ASSET ALLOCATION3

U.S. Government & Agency Obligations	12%

Asset-Backed Securities	15%

Commercial Mortgage-Backed Securities	46%

Non-Agency Residential Mortgage-Backed Securities	13%

Interest-Only Securities	2%

High Yield Corporate Bonds	12%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2010 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 17.4%
U.S. Government Agency Collateralized Mortgage Obligations – 2.7%
Federal Home Loan Mortgage Corporation Series 3617, Class C	4.50%	12/15/39	$2,679	$2,717,736
Federal National Mortgage Association
Series 2010-6, Class C	4.50	02/25/40	1,416	1,433,656
Series 1997-79, Class PL	6.85	12/18/27	506	575,800
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	660	457,980
Total U.S. Government Agency Collateralized Mortgage Obligations (Cost — $5,157,117)				5,185,172
U.S. Government Agency Pass-Through Certificates – 14.7%
Federal Home Loan Mortgage Corporation
Pool C53494	7.50	06/01/31	48	55,549
Pool C59641 [8]	8.00	10/01/31	344	401,977
Pool C58516	8.00	09/01/31	43	50,571
Pool C56878	8.00	08/01/31	115	134,072
Pool C55166	8.50	07/01/31	111	131,103
Pool C55167	8.50	07/01/31	73	86,326
Pool C55168	8.50	07/01/31	78	92,183
Pool C55169	8.50	07/01/31	67	78,864
Pool G01466 [8]	9.50	12/01/22	844	961,332
Pool 555538 [8]	10.00	03/01/21	474	522,360
Federal National Mortgage Association	5.00	TBA	7,200	7,634,247
Pool 555933 [8]	7.00	06/01/32	4,162	4,743,692
Pool 645912 [8]	7.00	06/01/32	894	1,022,242
Pool 645913 [8]	7.00	06/01/32	1,133	1,294,572
Pool 896391 [8]	7.50	06/01/36	930	1,050,856
Pool 885034	7.50	05/01/36	211	238,568
Pool 735576 [8]	7.50	11/01/34	1,638	1,882,102
Pool 255053 [8]	7.50	12/01/33	270	310,582
Pool 545990 [8]	7.50	04/01/31	1,615	1,850,063
Pool 827853	7.50	10/01/29	271	310,762
Pool 789284	7.50	05/01/17	206	211,113
Pool 784369	7.50	07/01/13	188	198,768
Pool 735800 [8]	8.00	01/01/35	915	1,079,092
Pool 398800	8.00	06/01/12	137	140,523
Pool 545436 [8]	9.00	10/01/31	429	511,876
Pool 852865 [8]	9.00	07/01/20	1,273	1,486,741
Pool 458132 [8]	9.35	03/15/31	1,399	1,642,304

Total U.S. Government Agency Pass-Through Certificates (Cost — $26,496,133)				28,122,440
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $31,653,250)				33,307,612
ASSET-BACKED SECURITIES – 20.7%
Housing Related Asset-Backed Securities – 19.3%
Access Financial Manufactured Housing Contract Trust Series 1995-1, Class B1	7.65	05/15/21	6,461	5,519,614

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25%	06/25/35	$774	$2,542
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,12]	0.42	03/25/36	766	605,481
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2 [2,4,12]	0.37	10/25/36	1,218	1,004,835
Citicorp Residential Mortgage Securities, Inc. Series 2007-1, Class A5 [3,12]	6.05/6.55	03/25/37	2,940	2,469,600
Conseco Finance Securitizations Corp. Series 2001-4, Class A4	7.36	09/01/33	402	428,090
Countrywide Asset-Backed Certificates Series 2006-26, Class 2A1 [2,4,12]	0.33	06/25/37	8	7,823
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2 [3,12]	5.30/5.80	12/25/35	385	379,423
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3 [2,4,12]	0.41	11/25/36	2,215	855,482
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	2,977	3,199,978
Green Tree Financial Corp. Series 1998-3, Class A6	6.76	03/01/30	1,957	2,038,576
Series 1997-7, Class A7	6.96	07/15/29	1,557	1,687,355
Series 1997-6, Class A9	7.55	01/15/29	1,475	1,570,571
GSAMP Trust Series 2007-NC1, Class A2A [2,4,12]	0.30	12/25/46	419	399,870
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 [2,4,12]	0.38	04/25/37	2,045	1,689,886
JP Morgan Mortgage Acquisition Corp. Series 2006-CW2, Class AF5 [3,12]	6.34/6.84	08/25/36	311	169,507
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2 [2,4,12]	0.53	08/25/45	413	407,897
Mid-State Trust
Series 2010-1, Class M [1,5]	5.25	12/15/45	854	856,647
Series 10, Class B	7.54	02/15/36	1,280	1,249,348
Series 2004-1, Class M2	8.11	08/15/37	1,905	1,928,326
Series 4, Class A	8.33	04/01/30	896	936,029
Morgan Stanley ABS Capital, Inc.
Series 2006-WMC2, Class A2C [2,4,12]	0.40	07/25/36	3,715	1,425,778
Series 2006-HE1, Class A3 [2,4,12]	0.43	01/25/36	1,096	993,198
Newcastle Investment Trust Series 2010-MH1, Class A [1,5]	4.50	07/10/35	2,786	2,876,417
Option One Mortgage Loan Trust Series 2005-4, Class A3 [2,4,12]	0.51	11/25/35	671	633,185
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A3 [2,4,12]	0.41	10/25/36	2,624	1,605,009
Structured Asset Securities Corp. Series 2006-BC3, Class A2 [2,4,12]	0.30	10/25/36	163	161,905

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
ASSET-BACKED SECURITIES (continued)
Vanderbilt Mortgage Finance, Inc. Series 2001-B, Class A5	6.96%	09/07/31	$2,000	$1,984,598
Total Housing Related Asset-Backed Securities (Cost – $39,994,807)				37,086,970
Non-Housing Related Asset-Backed Securities – 0.0%
Securitized Multiple Asset Rated Trust Series 1997-2, Class A [6,11] (Cost – $11,317)	0.00	10/01/12	2,263	1

Franchise Securities – 0.0%
Franchisee Loan Receivable Trust Series 1995-B, Class A [1,2,5,6] (Cost – $677,199)	10.25	10/01/15	677	45,034

Collateralized Debt Obligations – 1.4%
Anthracite CDO I Limited Series 2002-CIBA, Class CFL [1,2,5] (Cost – $5,000,000)	1.50	05/24/37	5,000	2,650,000
Total ASSET-BACKED SECURITIES (Cost – $45,683,323)				39,782,005
COMMERCIAL MORTGAGE-BACKED SECURITIES – 65.4%
1345 Avenue of the Americas & Park Avenue Plaza Trust
Series 2005-1, Class A3 [1,5]	5.28	08/10/35	2,090	2,198,835
Banc of America Commercial Mortgage, Inc.
Series 2005-6, Class AJ [2]	5.20	09/10/47	2,450	2,407,093
Series 2006-6, Class A4 [8]	5.36	10/10/45	2,290	2,403,428
Series 2006-2, Class J [1,5]	5.48	05/10/45	332	11,448
Series 2007-2, Class A4 [2,8]	5.69	04/10/49	3,680	3,824,539
Series 2007-2, Class K [1,2,5]	5.70	04/10/49	5,000	95,000
Bear Stearns Commercial Mortgage Securities
Series 2006-PW11, Class H [1,2,5]	5.46	03/11/39	1,700	325,227
Series 2007-PW16, Class B [1,2,5]	5.72	06/11/40	2,970	1,277,100
Series 2007-PW16, Class C [1,2,5]	5.72	06/11/40	3,710	1,437,625
Series 2007-PW16, Class D [1,2,5]	5.72	06/11/40	2,590	893,550
Series 2007-PW17, Class AM [8]	5.92	06/11/50	3,980	3,912,300
Series 2007-T28, Class F [1,2,5]	5.99	09/11/42	250	56,301
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class AM [2,8]	5.70	12/10/49	4,810	4,720,342
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class A4 [8]	5.32	12/11/49	4,350	4,474,793
Series 2006-CD2, Class J [1,2,5]	5.46	01/15/46	1,000	20,000
Commercial Mortgage Lease-Backed Certificate Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	1,206	1,328,756
Commercial Mortgage Loan Trust Series 2008-LS1, Class AJ [2]	6.01	12/10/49	175	118,890
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J [1,5]	4.65	11/15/37	1,000	255,986

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L [1,5]	5.15%	09/15/39	$684	$8,550
Series 2006-C4, Class M [1,5]	5.15	09/15/39	754	5,655
Series 2006-C5, Class AM [8]	5.34	12/15/39	5,310	5,097,600
Series 2006-C5, Class AJ	5.37	12/15/39	15	12,275
Series 2006-C5, Class E	5.54	12/15/39	9,025	2,387,004
Series 2007-C2, Class A3 [8]	5.54	01/15/49	4,454	4,577,786
Series 2006-C1, Class A4 [2]	5.54	02/15/39	1,495	1,632,223
Series 2006-C1, Class K [1,2,5,6]	5.54	02/15/39	4,715	259,325
Series 2006-C3, Class AJ [2]	5.83	06/15/38	440	396,414
Series 2006-C4, Class K [1,2,5]	6.09	09/15/39	4,950	74,250
CW Capital Cobalt Ltd. [2] Series 2007-C3, Class AM [2]	5.82	05/15/46	590	541,590
Extended Stay America Trust Series 2010-ESHA, Class D [1,5]	5.50	11/05/27	2,250	2,229,732
FREMF Mortgage Trust Series 2010-K9, Class B1,5	5.16	09/25/45	3,790	3,272,286
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class A4 [8]	5.44	03/10/39	4,000	4,170,800
Series 2007-GG11, Class A4 [8]	5.74	12/10/49	4,170	4,371,403
Series 2006-GG7, Class AJ [2]	5.88	07/10/38	480	417,600
Series 2006-GG7, Class AM [2,8]	5.88	07/10/38	4,500	4,599,877
Series 2007-GG11, Class AJ [2]	6.00	12/10/49	160	123,188
Series 2007-GG11, Class E [2]	6.10	12/10/49	7,440	3,017,448
GS Mortgage Securities Trust Series 2007-GG10, Class A4 [2]	5.81	08/10/45	6,788	7,075,166
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H [1,2,5]	5.53	12/12/44	2,300	9,200
Series 2007-CB18, Class G [1,2,5,6]	5.72	06/12/47	1,200	39,000
Series 2007-LD11, Class J [1,2,5,6]	5.82	06/15/49	511	10,220
Series 2007-LD11, Class K [1,2,5]	5.82	06/15/49	939	10,329
Series 2007-CB20, Class AM [2]	5.90	02/12/51	3,370	3,295,691
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class AM [8]	5.38	11/15/38	2,060	2,028,869
Series 2007-C1, Class A4 [8]	5.42	02/15/40	4,350	4,593,343
Series 2002-C2, Class L [1,5]	5.68	07/15/35	5,300	4,766,555
Series 2007-C7, Class A3 [8]	5.87	09/15/45	3,110	3,299,670
LNR CDO V Limited Series 2007-1A, Class F [1,2,5]	1.70	12/26/49	3,750	0
Morgan Stanley Capital I, Inc.
Series 2006-T21, Class H [1,2,5]	5.35	10/12/52	1,500	334,200
Series 2007-IQ13, Class A4 [8]	5.36	03/15/44	2,610	2,706,724
Series 2007-IQ13, Class AM [8]	5.41	03/15/44	3,270	2,990,922
Series 2006-IQ11, Class J [1,5]	5.53	10/15/42	256	6,144
Series 2007-HQ13, Class A3 [8]	5.57	12/15/44	4,528	4,680,594
Series 2007-T27, Class A4 [2,8]	5.65	06/11/42	3,610	3,943,355
Series 2007-T27, Class G 1,2,5,6	5.65	06/11/42	501	55,110
Series 2007-IQ14, Class A4 [8]	5.69	04/15/49	4,950	5,132,952

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-HQ9, Class A4 [8]	5.73%	07/12/44	$2,170	$2,382,015
Series 2008-T29, Class A4 [2,8]	6.28	01/11/43	2,000	2,242,130
Morgan Stanley Dean Witter Capital I
Series 2003-TOP9, Class F [1,2,5]	5.94	11/13/36	2,148	1,890,240
Series 2003-TOP9, Class G [1,2,5]	6.21	11/13/36	3,412	2,831,960
Vornado DP LLC
Series 2010-VNO, Class D [1,5]	6.36	09/13/28	680	692,952
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H [1,2,5]	5.50	10/15/41	4,000	1,724,764
Series 2004-C14, Class G [1,2,5]	5.51	08/15/41	2,200	1,655,500
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $143,563,846)				125,353,824
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 18.4%
Subordinated Collateralized Mortgage Obligations – 18.4%
American Home Mortgage Investment Trust Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	697	705,796
Banc of America Funding Corp.
Series 2003-3, Class B4	5.47	10/25/33	648	306,507
Series 2003-3, Class B5	5.47	10/25/33	648	242,789
Series 2003-3, Class B6	5.47	10/25/33	650	52,828
Banc of America Mortgage Securities, Inc.
Series 2005-5, Class 30B4	5.50	06/25/35	745	74
Series 2005-5, Class 30B5	5.50	06/25/35	124	12
Series 2005-4, Class B4	5.50	05/25/35	502	60,635
Series 2005-4, Class B5	5.50	05/25/35	224	22
Series 2007-4, Class B3 [2]	6.18	12/28/37	482	48
Citicorp Mortgage Securities, Inc. Series 2007-8, Class 1A3	6.00	09/25/37	153	147,722
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2, Class 1CB2 [6]	6.75	08/25/34	67	68,708
Countrywide Alternative Loan Trust
Series 2007-11T1, Class A21	6.00	05/25/37	388	271,422
Series 2005-28CB, Class 3A5	6.00	08/25/35	920	755,686
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-J13, Class B3	5.23	01/25/34	325	113,817
Series 2003-J13, Class B4	5.23	01/25/34	487	97,458
Series 2003-J13, Class B5	5.23	01/25/34	194	11,686
Series 2007-5, Class A29	5.50	05/25/37	2,053	1,804,336
Series 2005-27, Class 2A1	5.50	12/25/35	845	764,391
Series 2003-57, Class B3	5.50	01/25/34	398	166,944
Series 2007-14, Class A6	6.00	09/25/37	490	458,973
Series 2007-10, Class A5	6.00	07/25/37	1,800	1,489,500
Series 2008-2R, Class A1	6.00	12/25/36	453	422,286
Series 2006-1, Class A2 [6]	6.00	03/25/36	209	182,929
Series 2007-17, Class B1 [2]	6.09	10/25/37	151	15
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5 [1,2,5]	5.46	07/25/35	383	4

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
First Republic Mortgage Loan Trust Series 2000-FRB1, Class B3 [2]	0.76%	06/25/30	$145	$71,909
GSR Mortgage Loan Trust Series 2005-6F, Class 1A6	5.25	07/25/35	1,453	1,380,636
Harborview Mortgage Loan Trust Series 2005-9, Class B11 [1,2,4,5]	2.00	06/20/35	739	47,800
JP Morgan Mortgage Trust
Series 2003-A2, Class B4 [2,6]	3.53	11/25/33	341	151,928
Series 2006-S3, Class 1A12	6.50	08/25/36	196	181,957
Series 2006-S4, Class A6	6.00	01/25/37	35	34,198
Series 2006-S3, Class 1A10	6.50	08/25/36	1,511	1,337,235
Series 2006-S3, Class 1A30	6.50	08/25/36	353	325,200
RESI Finance LP
Series 2004-B, Class B5 [1,2,5]	1.80	02/10/36	2,544	1,462,743
Residential Accredit Loans, Inc.
Series 2007-QS6, Class A2 [2]	53.47	04/25/37	588	1,119,930
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1	5.25	02/25/34	474	114,839
Series 2004-S1, Class B3 [6]	5.25	02/25/34	174	4,143
Series 2003-S7, Class A7	5.50	05/25/33	1,131	1,187,344
Series 2003-S7, Class B2	5.50	05/25/33	439	140,572
Series 2003-S7, Class B3 [9]	5.50	05/25/33	589	82,512
Series 2003-S2, Class B1 [1,5]	5.75	02/25/33	200	120,188
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5]	3.35	09/10/37	3,672	220,323
Series 2004-C, Class B7 [1,2,5]	3.75	09/10/36	1,163	414,255
Series 2003-D, Class B7 [1,2,5]	6.00	12/10/35	1,287	566,358
Series 2003-CB1, Class B8 [1,2,5]	7.00	06/10/35	1,004	543,088
Series 2004-A, Class B10 [1,2,5]	11.75	02/10/36	622	218,019
Structured Asset Securities Corp.
Series 2003-10, Class A	6.00	04/25/33	411	431,814
WaMu Mortgage Pass Through Certificates
Series 2007-HY3, Class 1A1 [2]	5.41	03/25/37	390	284,415
Series 2003-S1, Class B4 [1,5]	5.50	04/25/33	213	103,594
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-5, Class 3A3 [3]	6.22/6.72	07/25/36	968	541,759
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-N, Class 1A1 [2]	4.56	12/25/33	1,225	1,271,303
Series 2005-AR5, Class 1A1 [2]	5.09	04/25/35	1,846	1,818,696
Series 2005-AR16, Class 7A1 [2]	5.21	10/25/35	1,321	1,290,370
Series 2006-AR1, Class 2A2 [2]	5.44	03/25/36	1,287	1,286,506
Series 2007-9, Class 1A3	5.50	07/25/37	398	389,555
Series 2007-4, Class A21	5.50	04/25/37	2,256	2,060,930
Series 2005-18, Class 1A1	5.50	01/25/36	132	122,666
Series 2004-6, Class B4	5.50	06/25/34	1,444	259,845
Series 2004-6, Class B5	5.50	06/25/34	866	51,978
Series 2004-6, Class B6	5.50	06/25/34	307	6,132
Series 2007-13, Class A1	6.00	09/25/37	142	139,568

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-13, Class A7	6.00%	09/25/37	$1,083	$1,031,390
Series 2007-10, Class 1A1	6.00	07/25/37	523	495,006
Series 2007-8, Class 2A2	6.00	07/25/37	1,222	1,178,986
Series 2007-8, Class 2A9	6.00	07/25/37	565	546,974
Series 2007-7, Class A38	6.00	06/25/37	669	645,304
Series 2007-7, Class A6	6.00	06/25/37	407	392,755
Series 2007-7, Class A7 [6]	6.00	06/25/37	350	324,581
Series 2006-10, Class A19 [6]	6.00	08/25/36	474	467,502
Series 2007-6, Class A6	6.00	05/25/37	546	495,548
Series 2006-8, Class A15	6.00	07/25/36	1,222	1,132,563
Series 2002-10, Class B6 [6]	6.00	06/25/32	245	136,829
Series 2005-18, Class 2A10 [2]	21.80	01/25/36	390	514,746

Total Subordinated Collateralized Mortgage Obligations (Cost – $48,435,871)				35,271,080
Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $48,435,871)				35,271,080
INTEREST-ONLY SECURITIES – 3.1%
Commercial Mortgage Pass-Through Certificates Series 2001-J2A, Class EIO [1,2,5,10]	3.74	07/16/34	10,000	2,037,530
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1, Class X1 [1,2,5,10]	1.76	05/10/36	69,833	2,179,011
GS Mortgage Securities Corp. II Series 2001-ROCK, Class X1 [1,2,5,10]	0.18	05/03/18	235,284	70,585
Vendee Mortgage Trust Series 1997-2, Class IO [2,10]	0.06	06/15/27	20,898	34,063
Wachovia Bank Commercial Mortgage Trust Series 2002-C2, Class IO1 [1,2,5,10]	1.53	11/15/34	70,154	1,623,785
Total INTEREST- ONLY SECURITIES (Cost – $5,790,718)				5,944,974
HIGH YIELD CORPORATE BONDS – 17.1%
Basic Industry – 2.3%
AK Steel Corp.	7.63	05/15/20	300	299,250
Appleton Papers, Inc. [1,5]	10.50	06/15/15	300	294,000
Arch Coal, Inc. [8]	8.75	08/01/16	300	329,250
Cascades, Inc.	7.88	01/15/20	350	367,500
Domtar Corp. [8]	10.75	06/01/17	400	503,000
Georgia-Pacific LLC [8]	7.25	06/01/28	300	328,125
Huntsman International LLC	5.50	06/30/16	300	290,250
PE Paper Escrow GmbH [1,5]	12.00	08/01/14	300	345,000
Solutia, Inc.	8.75	11/01/17	300	328,500
Steel Dynamics, Inc. [1,5]	7.63	03/15/20	300	321,000
Tembec Industries, Inc. [1,5]	11.25	12/15/18	300	306,000
United States Steel Corp. [8]	7.00	02/01/18	350	346,500
Westlake Chemical Corp. [8]	6.63	01/15/16	400	413,000

Total Basic Industry (Cost – $4,178,910)				4,471,375

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 1.5%
Associated Materials LLC [1,5]	9.13%	11/01/17	$300	$306,000
BE Aerospace, Inc.	8.50	07/01/18	300	326,250
Bombardier, Inc. [1,5]	7.75	03/15/20	300	322,500
CNH American LLC	7.25	01/15/16	300	324,000
Coleman Cable, Inc.	9.00	02/15/18	300	312,750
Crown Cork & Seal Company, Inc.	7.38	12/15/26	300	309,000
Mueller Water Products, Inc.	7.38	06/01/17	150	138,000
Owens-Illinois, Inc. [8]	7.80	05/15/18	400	431,000
Terex Corp.	10.88	06/01/16	300	345,750

Total Capital Goods (Cost – $2,658,431)				2,815,250

Consumer Cyclical – 2.2%
Acco Brands Corp.	10.63	03/15/15	300	333,750
ACE Hardware Corp. [1,5,8]	9.13	06/01/16	400	424,000
American Axle & Manufacturing, Inc.	7.88	03/01/17	300	297,000
Collective Brands, Inc.	8.25	08/01/13	355	361,213
Couche-Tard U.S. LP	7.50	12/15/13	400	405,200
Ford Motor Credit Company LLC	8.00	12/15/16	300	329,594
Freedom Group, Inc. [1,5]	10.25	08/01/15	300	310,500
Levi Strauss & Co.	7.63	05/15/20	300	307,500
Limited Brands, Inc. [8]	7.60	07/15/37	300	294,000
Phillips-Van Heusen Corp.	7.38	05/15/20	300	321,750
TRW Automotive, Inc. [1,5]	7.00	03/15/14	300	322,500
TRW Automotive, Inc. [1,5]	7.25	03/15/17	400	431,000

Total Consumer Cyclical (Cost – $3,937,591)				4,138,007

Consumer Non-Cyclical – 1.5%
B&G Foods, Inc.	7.63	01/15/18	300	310,875
Bumble Bee Foods LLC	7.75	12/15/15	288	328,320
C&S Group Enterprises LLC [1,5]	8.38	05/01/17	300	297,750
Constellation Brands, Inc. [8]	7.25	05/15/17	400	430,000
Cott Beverages, Inc.	8.13	09/01/18	350	374,500
Jarden Corp.	7.50	05/01/17	300	314,250
Rite Aid Corp.	9.75	06/12/16	300	322,125
SUPERVALU, Inc.	8.00	05/01/16	300	294,750
TreeHouse Foods, Inc. [8]	7.75	03/01/18	250	271,250

Total Consumer Non-Cyclical (Cost – $2,834,591)				2,943,820

Energy – 2.6%
CONSOL Energy, Inc. [1,5]	8.25	04/01/20	300	324,750
Crosstex Energy LP/Crosstex Energy Finance Corp.	8.88	02/15/18	300	312,750
El Paso Corp.	7.00	06/15/17	300	316,093
Ferrellgas Partners LP	8.63	06/15/20	300	324,750
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5]	7.13	11/15/18	195	193,537
Frontier Oil Corp.	8.50	09/15/16	300	315,000

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Hercules Offshore, Inc. [1,5]	10.50%	10/15/17	$250	$198,750
Hilcorp Energy I LP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	300	314,250
Linn Energy LLC/Linn Energy Finance Corp. [1,5]	8.63	04/15/20	300	318,000
McJunkin Red Man Corp. [1,5]	9.50	12/15/16	165	150,150
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1,5,8]	8.88	03/15/18	435	456,750
Pioneer Natural Resources Co. [8]	6.65	03/15/17	300	318,169
Plains Exploration & Production Co. [8]	7.63	06/01/18	400	423,020
Precision Drilling Corp. [1,5]	6.63	11/15/20	115	116,150
Quicksilver Resources, Inc.	11.75	01/01/16	400	459,000
SESI LLC [8]	6.88	06/01/14	400	406,000

Total Energy (Cost – $4,771,992)				4,947,119

Media – 1.6%
American Reprographics Company [1,5]	10.50	12/15/16	190	189,050
Cablevision Systems Corp. [8]	8.63	09/15/17	400	435,000
CCO Holdings LLC/Cap Corp. [1,5,8]	8.13	04/30/20	300	315,000
Deluxe Corp. [8]	7.38	06/01/15	400	414,000
DISH DBS Corp.	7.88	09/01/19	300	315,000
Insight Communications Co., Inc. [1,5]	9.38	07/15/18	355	385,175
Lamar Media Corp.	6.63	08/15/15	400	407,000
Lin Television Corp.	6.50	05/15/13	300	299,250
Mediacom LLC/Mediacom Capital Corp	9.13	08/15/19	300	303,000

Total Media (Cost – $2,965,859)				3,062,475

Services – 3.3%
AMC Entertainment Inc.	8.75	06/01/19	400	425,000
ARAMARK Corp.	8.50	02/01/15	400	414,000
Avis Budget Car Rental LLC	9.63	03/15/18	300	314,250
Cedar Fair LP/Canada’s Wonderland Co/Magnum Management Corp. [1,5]	9.13	08/01/18	350	372,750
FireKeepers Development Authority [1,5]	13.88	05/01/15	250	292,500
FTI Consulting, Inc. [8]	7.75	10/01/16	300	307,500
HCA, Inc. [8]	9.25	11/15/16	250	267,500
Iron Mountain, Inc. [8]	8.38	08/15/21	500	547,500
Marina District Finance Co., Inc. [1,5,8]	9.88	08/15/18	300	287,250
MGM Mirage, Inc.	10.38	05/15/14	400	444,000
Pokagon Gaming Authority [1,5]	10.38	06/15/14	373	386,987
Pulte Group, Inc.	6.38	05/15/33	300	233,250
Royal Caribbean Cruises Ltd. [8]	7.25	06/15/16	300	325,500
Scientific Games Corp. [1,5]	8.13	09/15/18	450	451,125
Service Corp. International [8]	6.75	04/01/16	400	409,500
Standard Pacific Corp.	8.38	05/15/18	300	309,000
The Hertz Corp [1,5]	7.50	10/15/18	300	303,000
United Rentals North America, Inc.	9.25	12/15/19	300	325,875

Total Services (Cost – $6,212,016)				6,416,487

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments

November 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Technology & Electronics – 0.2%
Freescale Semiconductor [1,5] (Cost – $304,830)	9.25%	04/15/18	$300	$314,250

Telecommunications – 1.5%
Cincinnati Bell, Inc.	8.25	10/15/17	260	252,200
Cincinnati Bell, Inc.	8.38	10/15/20	140	130,200
Citizens Communications [8]	7.13	03/15/19	300	310,500
Global Crossing Ltd.	12.00	09/15/15	300	337,500
Nextel Communications, Inc.	7.38	08/01/15	300	289,500
PAETEC Holding Corp.	8.88	06/30/17	300	313,500
Qwest Capital Funding, Inc. [8]	6.88	07/15/28	300	288,750
Sprint Capital Corp. [8]	8.75	03/15/32	400	396,000
TW Telecom Holdings, Inc.	8.00	03/01/18	190	200,450
Windstream Corp. [8]	7.00	03/15/19	400	390,000

Total Telecommunications (Cost – $2,879,882)				2,908,600

Utility – 0.4%
Calpine Corp. [1,5]	7.25	10/15/17	300	298,500
Dynegy Holdings, Inc.	7.75	06/01/19	150	97,875
Edison Mission Energy	7.00	05/15/17	150	117,750
NRG Energy, Inc.	8.50	06/15/19	300	304,500

Total Utility (Cost – $820,770)				818,625
Total HIGH YIELD CORPORATE BONDS (Cost – $31,564,872)				32,836,008
SHORT TERM INVESTMENTS – 0.2%
United States Treasury Bill [7,13] (Cost – $349,919)	0.20	01/13/11	350	349,943
Total Investments – 142.3% (Cost – $307,041,799)				272,845,446
Liabilities in Excess of Other Assets – (42.3)%				(81,106,986)

NET ASSETS – 100.0%				$191,738,460

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Portfolios of Investments

November 30, 2010

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2010, the total value of all such investments was as follows:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$22,819,105	34.11%
Helios Total Return Fund, Inc.	56,819,855	29.63

2	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2010.
3	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Boards of Directors. As of November 30, 2010 the total value of all such securities were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$6,126,069	9.16%
Helios Total Return Fund, Inc.	1,745,310	0.91

7	—	Zero-Coupon Note – Interest rate represents current yield to maturity.
8	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
9	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Issuer is currently in default on its regularly scheduled interest payment.
12	—	Investment in subprime security. As of November 30, 2010, the total value of all such investments were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$7,547,994	11.28%
Helios Total Return Fund, Inc.	12,808,879	6.68

13	—	Portion or entire principal amount delivered as collateral for open futures contracts.
TBA	—	To Be Announced.

See Notes to Financial Statements.

2010 Annual Report

HELIOS FUNDS

Statements of Assets and Liabilities

November 30, 2010

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$90,248,208	$272,495,503
Investment in short term securities, at value	99,983	349,943

Total Investments, at value	90,348,191	272,845,446
Cash	6,948,611	6,568,955
Cash collateral for reverse repurchase agreements	—	290,000
Receivable for investments sold	1,334,318	3,312,889
Interest receivable	549,526	2,325,301
Receivable for variation margin	16,015	—
Principal paydown receivable	8,797	14,532
Prepaid expenses and other assets	30,604	89,080

Total assets	99,236,062	285,446,203

Liabilities:
Reverse repurchase agreements (Note 6)	30,717,341	81,512,725
Interest payable for reverse repurchase agreements (Note 6)	27,619	81,906
Payable for investments purchased	1,462,113	4,195,731
Payable for TBA transactions	—	7,648,500
Payable for variation margin	—	23,109
Investment advisory fee payable (Note 4)	35,563	102,029
Administration fee payable (Note 4)	10,942	31,393
Accrued expenses and other liabilities	79,650	112,350

Total liabilities	32,333,228	93,707,743

Net Assets	$66,902,834	$191,738,460

Composition of Net Assets:
Capital stock ($0.01 par value, 50,000,000 shares authorized for each Fund) (Note 7)	$101,713	$309,368
Additional paid-in capital (Note 7)	139,684,699	282,136,718
Undistributed net investment income	—	713,752
Accumulated net realized loss on investment transactions, swap contracts and futures transactions	(49,871,094)	(57,182,283)
Net unrealized depreciation on investment transactions and futures transactions	(23,012,484)	(34,239,095)

Net assets applicable to capital stock outstanding	$66,902,834	$191,738,460

Total investments at cost	$113,332,590	$307,041,799

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	10,171,435	30,936,776
Net asset value per share	$6.58	$6.20

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended November 30, 2010

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Investment Income (Note 2):
Interest	$7,324,204	$19,342,378

Expenses:
Investment advisory fees (Note 4)	405,250	1,156,648
Administration fees (Note 4)	124,692	355,892
Directors’ fees	66,100	66,100
Legal fees	62,810	147,460
Insurance	55,716	154,991
Custodian	54,341	60,180
Audit and tax services	49,000	49,000
Report to stockholders	41,815	91,914
Transfer agent fees	31,376	46,051
Registration fees	23,751	27,466
Miscellaneous	10,325	24,280

Total operating expenses	925,176	2,179,982
Interest expense on reverse repurchase agreements (Note 6)	198,078	545,966

Total expenses	1,123,254	2,725,948

Net investment income	6,200,950	16,616,430

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized loss on:
Investment transactions	(10,779,820)	(10,738,032)
Futures transactions	(920,354)	(3,291,717)

Net realized loss on investment transactions and futures transactions	(11,700,174)	(14,029,749)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	19,704,997	36,317,404
Futures transactions	(28,085)	(40,521)

Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	19,676,912	36,276,883

Net realized and unrealized gain on investment transactions and futures transactions	7,976,738	22,247,134

Net increase in net assets resulting from operations	$14,177,688	$38,863,564

See Notes to Financial Statements.

2010 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	For the Fiscal Year Ended November 30, 2010	For the Fiscal Year Ended November 30, 2009	For the Fiscal Year Ended November 30, 2010	For the Fiscal Year Ended November 30, 2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$6,200,950	$5,773,172	$16,616,430	$15,835,393
Net realized loss on investment transactions, swap contracts and futures transactions	(11,700,174)	(28,807,068)	(14,029,749)	(26,634,700)
Net change in unrealized appreciation (depreciation) on investment transactions and futures transactions	19,676,912	31,532,335	36,276,883	46,783,912

Net increase in net assets resulting from operations	14,177,688	8,498,439	38,863,564	35,984,605

Distributions to Stockholders (Note 2):
Net investment income	(6,289,544)	(6,214,464)	(16,159,622)	(17,613,837)
Return of capital	(2,682,709)	(1,139,406)	—	—

Total dividends and distributions paid	(8,972,253)	(7,353,870)	(16,159,622)	(17,613,837)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	120,599	83,975	127,446	96,020

Total increase in net assets	5,326,034	1,228,544	22,831,388	18,466,788

Net Assets:
Beginning of year	61,576,800	60,348,256	168,907,072	150,440,284

End of year	$66,902,834	$61,576,800	$191,738,460	$168,907,072

(Including undistributed net investment income)	$—	$—	$713,752	$—

Share Transactions:
Reinvested shares	19,806	14,429	22,588	18,392

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$14,177,688
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(63,493,041)
Proceeds from disposition of long-term portfolio investments and principal paydowns	47,614,514
Purchases of short-term portfolio investments, net	(99,847)
Increase in interest receivable	(93,841)
Decrease in receivable for investments sold	3,737,947
Decrease in principal paydown receivable	69,392
Increase in variation margin receivable	(16,015)
Increase in prepaid expenses	(24,440)
Increase in interest payable for reverse repurchase agreements	27,458
Decrease in payable for investments purchased	(5,866,896)
Increase in investment advisory fee payable	2,511
Increase in administration fee payable	773
Decrease in accrued expenses	(31,150)
Net amortization and paydown gains on investments	(1,426,548)
Unrealized appreciation on investments	(19,704,997)
Net realized loss on investment transactions	10,779,820

Net cash used for operating activities	(14,346,672)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	27,949,341
Dividends paid to stockholders, net of reinvestments	(8,851,654)

Net cash provided by financing activities	19,097,687

Net change in cash	4,751,015
Cash at beginning of year	2,197,596

Cash at end of year	$6,948,611

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended November 30, 2010, totaled $170,620.

Non-cash financing activities included reinvestment of dividends of $120,599.

See Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended November 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$38,863,564
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(535,042,462)
Proceeds from disposition of long-term portfolio investments and principal paydowns	477,473,383
Sales of short-term portfolio investments, net	26,855,708
Increase in interest receivable	(605,387)
Decrease in receivable for investments sold	6,831,642
Decrease in principal paydown receivable	163,669
Increase in prepaid expenses	(73,473)
Increase in interest payable for reverse repurchase agreements	80,623
Decrease in payable for investments purchased	(41,441,381)
Increase in investment advisory fee payable	11,217
Increase in administration fee payable	3,451
Decrease in accrued expenses	(24,650)
Increase in variation margin payable	20,888
Net amortization and paydown loss on investments	(184,418)
Unrealized appreciation on investments	(36,317,404)
Net realized loss on investment transactions	10,738,032

Net cash used for operating activities	(52,646,998)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	72,299,629
Dividends paid to stockholders, net of reinvestments	(16,032,176)

Net cash provided by financing activities	56,267,453

Net change in cash	3,620,455
Cash at beginning of year	3,238,500

Cash at end of year	$6,858,955

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended November 30, 2010, totaled $465,343.

Non-cash financing activities included reinvestment of dividends of $127,446.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of year	$6.07	$5.95	$11.21	$14.15	$14.05

Net investment income	0.61	0.58	0.82	0.97	0.92
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.78	0.27	(5.05)	(2.83)	0.26

Net increase (decrease) in net asset value resulting from operations	1.39	0.85	(4.23)	(1.86)	1.18

Net effect of shares repurchases	—	—	—	0.00 *	—

Dividends from net investment income	(0.62)	(0.62)	(0.95)	(1.08)	(1.08)
Return of capital distributions	(0.26)	(0.11)	(0.08)	—	—

Total dividends and distributions paid	(0.88)	(0.73)	(1.03)	(1.08)	(1.08)

Net asset value, end of year	$6.58	$6.07	$5.95	$11.21	$14.15

Market price, end of year	$6.30	$6.28	$5.54	$9.98	$14.08

Total Investment Return†	15.81%	28.31%	(36.98)%	(22.54)%	20.36%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$66,903	$61,577	$60,348	$113,632	$143,498
Gross operating expenses	1.48%	1.60%	1.54%	1.23%	1.18%
Interest expense	0.32%	0.02%	0.70%	0.94%	1.87%
Total expenses	1.80%	1.62%	2.24%	2.17%	3.05%
Net investment income	9.95%	9.83%	9.11%	7.41%	6.60%
Portfolio turnover rate	70%	55%	21%	101%	93%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

2010 Annual Report

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Fiscal Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of year	$5.46	$4.87	$7.83	$9.13	$8.90

Net investment income	0.53	0.51	0.60	0.71	0.66
Net realized and unrealized gain (loss) on investment transactions, futures transactions and swap contracts	0.73	0.65	(2.83)	(1.27)	0.29

Net increase (decrease) in net asset value resulting from operations	1.26	1.16	(2.23)	(0.56)	0.95

Net effect of shares repurchases	—	—	—	0.00 *	—

Dividends from net investment income	(0.52)	(0.57)	(0.73)	(0.74)	(0.72)

Net asset value, end of year	$6.20	$5.46	$4.87	$7.83	$9.13

Market price, end of year	$6.01	$5.20	$4.40	$7.17	$9.19

Total Investment Return†	26.63%	32.45%	(30.87)%	(14.79)%	21.37%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$191,738	$168,907	$150,440	$241,441	$281,704
Gross operating expenses	1.23%	1.29%	1.26%	1.08%	1.14%
Interest expense	0.31%	0.14%	0.79%	1.21%	1.76%
Total expenses	1.54%	1.43%	2.05%	2.29%	2.90%
Net investment income	9.34%	10.01%	9.09%	8.11%	7.36%
Portfolio turnover rate	204%	73%	15%	48%	81%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

1. The Funds

Helios Strategic Mortgage Income Fund, Inc. (the “Helios Strategic Mortgage Income Fund”) and Helios Total Return Fund, Inc. (the “Helios Total Return Fund”) (each, a “Fund,” and collectively, the “Funds” or the “Helios Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

The investment objective of the Helios Strategic Mortgage Income Fund is to provide a high level of current income by investing primarily in mortgage-backed securities. The investment objective of the Helios Total Return Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds adopted updated provisions surrounding fair value measurements and disclosures. This update applies to the Funds’ disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

The following is a summary of the inputs used as of November 30, 2010 in valuing the Funds’ investments carried at fair value:

Helios Strategic Mortgage Income Fund, Inc.
Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Short Term Investments	Total
Description:
Level 1 — Quoted Prices	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	15,639,992	4,404,984	—	—	99,983	20,144,959
Level 3 — Significant Unobservable Inputs	—	10,945,811	46,277,362	12,980,059	—	70,203,232

Total	$15,639,992	$15,350,795	$46,277,362	$12,980,059	$99,983	$90,348,191

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$(28,085)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$(28,085)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Total
Balance as of November 30, 2009	$17,767,832	$13,734,115	$10,864,441	$42,366,388
Accrued Discounts (Premiums)	194,597	1,116,812	(274,407)	1,037,002
Realized Gain (Loss)	(2,031,838)	(3,904,120)	(5,790,310)	(11,726,268)
Change in Unrealized Appreciation (Depreciation)	2,798,149	9,182,815	7,638,450	19,619,414
Net Purchases (Sales)	(5,381,965)	26,147,740	721,314	21,487,089
Transfers out of Level 3	(2,400,964)	—	(179,429)	(2,580,393)

Balance as of November 30, 2010	$10,945,811	$46,277,362	$12,980,059	70,203,232

Change in unrealized gains or losses relating to assets still held at reporting date:	$1,339,718	$4,383,013	$1,908,299	$7,627,030

*	Other financial instruments includes futures contracts, which are valued at the unrealized depreciation on the instrument.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

For the fiscal year ended November 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Helios Total Return Fund, Inc.

Assets	U.S. Government & Agency Obligations	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non- Agency Residential Mortgage- Backed Securities	Interest- Only Securities	High Yield Corporate Bonds	Short Term Investments	Total
Description:
Level 1 —Quoted Prices	$—	$—	$—	$—	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	33,307,612	22,482,873	12,274	—	—	24,103,958	349,943	80,256,660
Level 3 — Significant Unobservable Inputs	—	17,299,132	125,341,550	35,271,080	5,944,974	8,732,050	—	192,588,786

Total	$33,307,612	$39,782,005	$125,353,824	$35,271,080	$5,944,974	$32,836,008	$349,943	$272,845,446

Liabilities	Other Financial Instruments*
Description:
Level 1 — Quoted Prices	$(42,742)
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$(42,742)

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities		Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Total
Balance as of November 30, 2009	$41,171,433		$22,967,873	$18,692,288	$9,889,467	$4,663,637	$97,384,698
Accrued Discounts (Premiums)	491,297		2,055,576	(491,070)	(2,378,342)	(10,327)	(332,866)
Realized Gain (Loss)	(5,223,751)		(3,966,181)	(5,276,563)	(217,234)	38,189	(14,645,540)
Change in Unrealized Appreciation (Depreciation)	6,420,390		19,337,672	8,732,650	(103,382)	54,806	34,442,136
Net Purchases (Sales)	(6,385,248)		84,946,610	14,090,618	(1,272,123)	3,985,745	95,365,602
Transfers into Level 3	—		—	—	26,588	—	26,588
Transfers out of Level 3	(19,174,989	) (a)	—	(476,843)	—	—	(19,651,832)

Balance as of November 30, 2010	$17,299,132		$125,341,550	$35,271,080	$5,944,974	$8,732,050	$192,588,786

Change in unrealized gains or losses relating to assets still held at reporting date:	$2,702,240		$13,550,300	$4,577,017	$(186,230)	$110,266	$20,753,593

*	Other financial instruments includes futures contracts, which are valued at the unrealized depreciation on the instrument.

(a)	Transferred from Level 3 to Level 2 because of an increase of observable market data for these securities.

For the fiscal year ended November 30, 2010, there was no significant security transfer activity between Level 1 and Level 2.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2010, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2010, open taxable years consisted of the taxable years ended November 30, 2007 through November 30, 2010. No examination of either Fund is currently in progress.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, they can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Funds may incur a loss. Settlements in the ordinary course are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: Each Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. Each Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, a Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, a Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at November 30, 2010 were as follows:

Purchases:

Helios Total Return Fund, Inc.

Security Name	Interest Rate	Principal Amount	Current Payable
Federal National Mortgage Association	5.00%	$7,200,000	$7,648,500

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statements of Cash Flows. Cash, as used in the Statements of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap Agreements: Each Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Funds will become protections sellers to take on credit risk in order to earn a premium. Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. At November 30, 2010, the Funds had no open swap agreements.

The following tables set forth the fair value of the Funds’ derivative instruments:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2010	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(28,085)	$3,698,422

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Fair Value as of November 30, 2010	Average Notional Amount
Liabilities
Futures Contracts	Net unrealized depreciation on investment transactions and futures transactions	$(42,742)	$11,561,865

The following tables set forth the effect of derivative instruments on the Statement of Operations for the fiscal year ended from November 30, 2010:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures Transactions	Net Change in Unrealized Appreciation (Depreciation) on Futures Transactions
Futures contracts	Futures transactions	$(920,354)	$(28,085)

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Losses on Futures Transactions	Net Change in Unrealized Appreciation (Depreciation) on Futures Transactions
Futures contracts	Futures transactions	$(3,291,717)	$(40,521)

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Funds have investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds are also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee at an annual rate of 0.65% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2010, the Advisor earned $405,250 and $1,156,648 in investment advisory fees from Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Each Fund entered into separate Administration Agreements with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the fiscal year ended November 30, 2010, the Advisor earned $124,692 in administration fees from Helios Strategic Mortgage Income Fund and $355,892 in administration fees from Helios Total Return Fund. The Advisor is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of each Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the fiscal year ended November 30, 2010, were as follows:

	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Helios Strategic Mortgage Income Fund, Inc.	$60,077,698	$50,538,802	$3,415,342	$5,909,685
Helios Total Return Fund, Inc.	175,186,261	98,262,423	359,856,201	390,468,407

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from their portfolios having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

At November 30, 2010, the Funds had the following reverse repurchase agreements outstanding:

	Helios Strategic Mortgage Income Fund, Inc.
Face Value	Description	Maturity Amount
$1,288,000	BNP Paribas, 0.31%, dated 11/08/10, maturity date 12/08/10	$1,288,333
1,418,000	Credit Suisse, 0.33%, dated 10/07/10, maturity date 01/11/11	1,419,248
1,651,000	Credit Suisse, 1.50%, dated 10/08/10, maturity date 01/11/11	1,657,535
4,624,000	Credit Suisse, 1.50%, dated 10/13/10, maturity date 01/13/11	4,641,725
834,000	Credit Suisse, 1.75%, dated 11/18/10, maturity date 02/16/11	837,649
11,838,000	Goldman Sachs, 0.32%, dated 11/10/10, maturity date 01/12/11	11,844,629
1,305,665	JP Morgan Chase, 1.28%, dated 11/16/10, maturity date 02/16/11	1,309,949
4,529,657	JP Morgan Chase, 1.29%, dated 10/14/10, maturity date 01/13/11	4,544,428
3,229,019	JP Morgan Chase, 1.68%, dated 11/16/10, maturity date 02/16/11	3,242,915

$30,717,341	Maturity Amount, Including Interest Payable	$30,786,411

	Market Value of Assets Sold Under Agreements	$35,798,537

	Weighted Average Interest Rate	0.93%

	Helios Total Return Fund, Inc.
Face Value	Description	Maturity Amount
$217,125	Barclays, -0.25%, dated 11/16/10, maturity date 01/18/11	$217,030
3,159,791	Barclays, 1.00%, dated 11/16/10, maturity date 01/18/11	3,165,320
1,334,648	Barclays, 1.00%, dated 11/17/10, maturity date 01/19/11	1,336,984
1,719,078	Barclays, 1.00%, dated 11/18/10, maturity date 01/20/11	1,722,087
3,708,920	Barclays, 1.29%, dated, 11/29/10, maturity date 02/17/11	3,719,532
4,752,370	Barclays, 1.79%, dated 11/29/10, maturity date 02/17/11	4,771,248
2,082,990	Barclays, 2.04%, dated, 11/29/10, maturity date 02/17/11	2,092,421
7,650,000	Credit Suisse, 0.33%, dated 10/07/10, maturity date 01/11/11	7,656,732
12,898,000	Credit Suisse, 1.50%, dated 10/13/10, maturity date 01/13/11	12,947,442
1,280,000	Credit Suisse, 1.75%, dated 11/18/10, maturity date 02/16/11	1,285,600
9,789,000	Goldman Sachs, 0.32%, dated 11/10/10, maturity date 01/12/11	9,794,482
466,875	JP Morgan Chase, 0.95%, dated 11/16/10, maturity date 01/18/11	467,651
753,750	JP Morgan Chase, 0.95%, dated 11/17/10, maturity date 01/19/11	755,003
22,530,375	JP Morgan Chase, 1.29%, dated 10/14/10, maturity date 01/13/11	22,603,843
9,169,803	JP Morgan Chase, 1.68%, dated 11/16/10, maturity date 02/16/11	9,209,266

$81,512,725	Maturity Amount, Including Interest Payable	$81,744,641

	Market Value of Assets Sold Under Agreements	$99,951,456

	Weighted Average Interest Rate	1.18%

The average daily balances of reverse repurchase agreements outstanding during the fiscal year ended November 30, 2010, was approximately $25,946,322 at a weighted average interest rate of 0.76% for Helios Strategic Mortgage Income Fund and approximately $56,495,869 at a weighted average interest rate of 0.97% for Helios Total Return Fund.

The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year was $30,806,652, which was 31.75% of total assets for Helios Strategic Mortgage Income Fund and $81,594,631, which was 29.85% of total assets for Helios Total Return Fund.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

7. Capital Stock

Each Fund has 50 million shares of $0.01 par value common stock authorized. Of the 10,171,435 shares outstanding at November 30, 2010 for Helios Strategic Mortgage Income Fund, the Advisor owned 7,018 shares. Of the 30,936,776 shares outstanding at November 30, 2010 for Helios Total Return Fund, the Advisor owned 11,112 shares.

Each Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of each Fund, or approximately 1.5 million of Helios Strategic Mortgage Income Fund’s shares and approximately 3.7 million of Helios Total Return Fund’s shares, are authorized for repurchase. The purchase prices may not exceed the then-current net asset values.

For the fiscal years ended November 30, 2010 and November 30, 2009, no shares were repurchased for either Fund. Since inception of the stock repurchase program for the Helios Strategic Mortgage Income Fund, Inc. 10,000 shares have been repurchased at the aggregate cost of $97,478 and at an average discount of 16.11% to net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program for the Helios Total Return Fund, Inc. 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All repurchased shares have been retired.

8. Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the fiscal year ended November 30, 2010, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the fiscal year ended November 30, 2010 for either Fund. As of November 30, 2010, the following futures contracts were outstanding:

Helios Strategic Mortgage Income Fund, Inc.
Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$2,000,000	10 Year U.S. Treasury Note	March 2011	$2,478,131	$2,482,188	$(4,057)

Long:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$11,000,000	5 Year U.S. Treasury Note	March 2011	$13,207,700	$13,183,672	$(24,028)

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Helios Total Return Fund, Inc.
Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2010	Unrealized Appreciation/ (Depreciation)
$1,400,000	5 Year U.S. Treasury Note	March 2011	$1,675,301	$1,677,923	$(2,622)
1,800,000	10 Year U.S. Treasury Note	March 2011	2,230,318	2,233,970	(3,652)
2,900,000	30 Year U.S. Treasury Note	March 2011	3,654,689	3,691,157	(36,468)

$6,100,000			$7,560,308	$7,603,050	$(42,742)

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

During the fiscal year ended November 30, 2010, (i) the tax character of the $8,972,253 of distributions paid was $6,289,544 from ordinary income and $2,682,709 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $16,159,622 of distributions paid was from ordinary income for Helios Total Return Fund.

At November 30, 2010, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Undistributed ordinary income	$—	$713,752
Capital loss carryforward (1)	(49,589,651)	(56,801,016)
Post-October capital loss deferral	(309,529)	(424,009)

Book basis unrealized depreciation	(23,012,484)	(34,239,095)
Plus: Cumulative timing difference	28,085	42,742

Tax basis unrealized depreciation on Investments	(22,984,399)	(34,196,353)

Total tax basis net accumulated losses	$(72,883,579)	$(90,707,626)

During the fiscal year ended November 30, 2009, (i) the tax character of the $7,353,870 of distributions paid was $6,214,464 from ordinary income and $1,139,406 from return of capital for Helios Strategic Mortgage Income Fund; and (ii) the tax character of the $17,613,837 of distributions paid was from ordinary income for Helios Total Return Fund.

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Such capital loss carryforwards will expire as follows:

As of November 30, 2010, the Funds’ capital loss carryforwards were as follows:

Expiring In:	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
2011	$1,070,268	$—
2013	1,251,786	2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904
2017	29,316,926	27,458,374
2018	11,507,325	13,903,205

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

At November 30, 2010, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassifications related to current year paydown gains/losses and the expiration of capital loss carryforward amounts in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Undistributed/ (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Loss on Investments	Paid-In Capital
Helios Strategic Mortgage Income Fund, Inc.	$88,594	$(88,594)	—
Helios Total Return Fund, Inc.	256,944	3,309,902	(3,566,846}

Federal Income Tax Basis: The federal income tax basis of each Fund’s investments at November 30, 2010 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Strategic Mortgage Income Fund, Inc.	$113,332,590	$6,898,603	$(29,883,002)	$(22,984,399)
Helios Total Return Fund, Inc.	307,041,799	18,743,781	(52,940,134)	(34,196,353)

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Designation of Restricted Illiquid Securities

The Funds invest in restricted securities, which are securities that may be offered for public sale without first being registered under the Securities Act of 1933, as amended (the “1933 Act”). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2010, the Funds held restricted securities as shown in the tables below that the Advisor has deemed illiquid pursuant to procedures adopted by the Funds’ Boards of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The Funds do not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in Note 2 and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Helios Strategic Mortgage Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1	5.75%	06/25/35	05/23/05	$357,507	$1,271	0.00%
Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.57	09/10/45	04/06/06	1,015,310	10,000	0.01
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	2,763,342	57,000	0.09
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	1,035,690	13,524	0.02
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class E	6.00	02/10/51	10/07/10	1,139,584	1,415,676	2.12
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,044,055	210,441	0.31
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.72	06/11/40	09/22/10	273,059	313,950	0.47
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.46	01/15/46	02/27/06	961,421	20,000	0.03
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.54	02/15/39	03/07/06	2,166,502	129,690	0.19
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.09	09/15/39	09/21/06	3,061,476	44,550	0.07
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	482,403	6,413	0.01
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	515,391	4,238	0.01
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4	5.46	07/25/35	06/28/05	364,241	11,587	0.02
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.00	06/20/35	10/03/07	379,076	28,608	0.04
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	1,232,592	4,844	0.01
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.72	06/12/47	10/11/07	515,519	19,500	0.03
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	1,750,394	20,669	0.03
Morgan Stanley Capital I Series 2004-HQ4, Class G	5.35	04/14/40	03/01/06	980,757	462,242	0.69
Resix Finance Limited Credit-Linked Note Series 2003-CB1, Class B8	7.00	06/10/35	12/22/04	501,929	271,544	0.41
Resix Finance Limited Credit-Linked Note Series 2004-A, Class B10	11.75	02/10/36	03/09/04	355,442	124,583	0.19
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B9	8.50	02/10/36	05/21/04	891,721	283,835	0.42
Resix Finance Limited Credit-Linked Note Series 2004-C, Class B7	3.75	09/10/36	09/23/04	775,5414	276,170	0.41
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7	3.35	09/10/37	09/09/05	1,836,024	110,161	0.16

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Helios Strategic Mortgage Income Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Wachovia Bank Commercial Mortgage Trust Series 2005-C20, Class F	5.24%	07/15/42	10/15/10	$934,568	$930,000	1.39%
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,640,923	17,880	0.03

					$4,788,376	7.16%

Helios Total Return Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1	5.75%	06/25/35	05/23/05	$715,014	$2,542	0.00%
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class J	5.48	05/10/45	06/12/06	300,337	11,448	0.01
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	4,605,570	95,000	0.05
Bear Stearns Commercial Mortgage Securities Series 2006-PW11, Class H	5.46	03/11/39	03/08/06	1,613,757	325,227	0.17
Bear Stearns Commercial Mortgage Securities Series 2007-PW16, Class D	5.72	06/11/40	09/22/10	777,169	893,550	0.47
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.46	01/15/46	02/27/06	961,421	20,000	0.01
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C5, Class J	4.65	11/15/37	12/16/04	922,292	255,986	0.13
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class K	5.54	02/15/39	03/07/06	4,332,085	259,325	0.14
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.09	09/15/39	09/21/06	5,102,460	74,250	0.04
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	643,204	8,550	0.00
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	687,797	5,655	0.00
Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	560,816	457,980	0.24
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5	5.46	07/25/35	06/28/05	283,684	4	0.00
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25	10/01/15	12/20/95	677,199	45,034	0.02
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.00	06/20/35	10/03/07	633,377	47,800	0.02
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	2,341,009	9,200	0.00
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.72	06/12/47	10/11/07	1,031,038	39,000	0.02

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Helios Total Return Fund, Inc. (continued)
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Value	Percentage of Net Assets
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	5.82%	06/15/49	06/28/07	$484,255	$10,220	0.01%
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	874,731	10,329	0.01
LNR CDO V Limited Series 2007-1A, Class F	1.70	12/26/49	02/27/07	3,750,000	—	0.00
Morgan Stanley Capital I, Inc. Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	230,253	6,144	0.00
Morgan Stanley Capital I, Inc. Series 2006-T21, Class H	5.35	10/12/52	04/06/06	1,398,381	334,200	0.17
Morgan Stanley Capital I, Inc. Series 2007-T27, Class G	5.65	06/11/42	07/19/07	433,636	55,110	0.03
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	7.00	06/10/35	12/22/04	1,008,878	543,088	0.28
Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	6.00	12/10/35	11/19/03	1,287,177	566,358	0.30
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.75	02/10/36	03/09/04	622,024	218,019	0.11
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.75	09/10/36	09/23/04	1,163,311	414,255	0.22
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.35	09/10/37	09/09/05	3,672,048	220,323	0.12

					$4,928,597	2.57%

12. New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standard Update (“ASU) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

2010 Annual Report

HELIOS FUNDS

Notes to Financial Statements

November 30, 2010

Dividend: Each Fund’s Board of Directors declared the following regular monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0525	12/21/10	12/27/10
Helios Total Return Fund, Inc.	$0.095	12/21/10	12/27/10

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0525	01/21/11	01/27/11
Helios Total Return Fund, Inc.	$0.0475	01/21/11	01/27/11

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Report of Independent Registered Public Accounting Firm

November 30, 2010

To the Stockholders and Board of Directors of

Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. as of November 30, 2010, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

January 28, 2011

2010 Annual Report

HELIOS FUNDS

Tax Information (Unaudited)

November 30, 2010

The Funds are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Funds’ fiscal year ends (November 30, 2010) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 29.9% and 0.0% of the distributions paid from net investment income for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statements of Changes in Net Assets and Financial Highlights.

Because the Funds’ fiscal years are not calendar years, another notification will be sent with respect to calendar 2010. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2011. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in each Fund.

Brookfield Investment Management Inc.

HELIOS FUNDS

Compliance Certifications (Unaudited)

November 30, 2010

On March 29, 2010, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2010 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (each, a “Fund” and collectively, the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch * c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 74	Director since December 1998 (HTR) or June 2002 (HSM), Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	7

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 67	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-July 2010); Chairman of Board (2005-July 2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-July 2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee and Chairman of Columbia Atlantic Funds (2007-Present).	7

*	Effective January 25, 2011, Mr. Birch resigned as a Director of each Fund.

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-July 2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present).	7

2010 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 39	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Advisor (2005-Present); Portfolio Manager/Director of the Advisor (2001-2005).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 42	Secretary	Elected Annually Since November 2006	Managing Director and Chief Financial Officer of the Advisor (2010-Present); Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-July 2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor. Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2010 Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Funds declare a dividend or determine to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

1-800-497-3746

www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios Total Return Fund, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts and they are Messrs. Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended November 30, 2010, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $60,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

For the fiscal year ended November 30, 2009, BBD billed the Registrant aggregate fees of $58,000 for professional services rendered for the audit of the Registrant’s annual financial statements and review of financial statements included in the Registrant’s annual report to shareholders and included in the Registrant’s semi-annual report to shareholders.

Tax Fees

For each of the fiscal year ended November 30, 2010 and November 30, 2009, BBD billed the Registrant aggregate fees of $4,000 and $7,000, respectively for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For each of the fiscal year ended November 30, 2010 and November 30, 2009, there were no Audit-related fees.

All Other Fees

For each of the fiscal year ended November 30, 2010 and November 30, 2009, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

JULY 2010

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.   Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.   Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally views proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2.   Proxy Voting Agent

3

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.   Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-

4

blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.   Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.   Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

5

Portfolio Manager

As of January 30, 2011, Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe joined the Adviser in 1999 and as a Portfolio Manager and Head of the Structured Products Investment Team of the Adviser with over 15 years of industry experience, Ms. Russell-Dowe is responsible for the Adviser’s CMBS, RMBS and ABS exposures and the establishment of portfolio objectives and strategies. Prior to joining the Adviser, she was a Vice President in the Residential Mortgage-Backed Securities Group at Duff & Phelps Credit Rating Company (DCR), and was responsible for the rating and analysis of residential mortgage-backed transactions.

Ms. Russell-Dowe received a BA in economics from Princeton University and an MBA from Columbia University, where she graduated as valedictorian.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of December 31, 2010	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	2	$259 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	24	$5.5 billion	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2010.

                                                     Dollar Range of Securities Owned

Michelle Russell-Dowe                     $ 1 - $ 10,000

Portfolio Manager Material Conflict of Interest

6

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention.     A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.     If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.     At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.     A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.     The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited

7

investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

              Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)       The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

8

(b)       As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b)       A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS TOTAL RETURN FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: February 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
Principal Executive Officer

Date: February 7, 2011

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: February 7, 2011